UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



                                 MARCH 24, 2008
                   __________________________________________
                   Date of Report (Date of earliest reported)


                                NSM HOLDINGS INC.
             ______________________________________________________
             (Exact name of registrant as specified in its chapter)


          DELAWARE                      000-51571                98-0425713
____________________________     ________________________    ___________________
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)


           18662 MACARTHUR BLVD., SUITE 200, IRVINE, CALIFORNIA 92612
           __________________________________________________________
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code 949-440-3257


        1106 - 1200 West 73rd Avenue, Vancouver, British Columbia V6P 6G5
        _________________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                      INFORMATION TO BE INCLUDED IN REPORT

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

Effective on March 24, 2008, the Board of Directors (the "Board") of NSM Holdings, Inc., a Delaware corporation (the "Company") accepted the resignation of Zuber Jamal as the President/Secretary/Treasurer and a director of the Company. On the same date, the Board accepted the consent of Sandeep Gupta to act as a director of the Company. On the same date, the Board further appointed Mr. Gupta as the President/Secretary/Treasurer of the Company. As a result of these changes, the Company's Board and executive officer positions are as follows:


NAME                                POSITION

Sandeep Gupta                       President/Secretary/Treasurer and a director

BIOGRAPHY

SANDEEP GUPTA. Mr. Gupta has over eight years of experience in the software, direct marketing, investment banking, financial services, real estate and online retail industries. Based upon the breadth of experience, Mr. Gupta has developed diverse skills involving software development, financial statement analysis, business valuation, investment planning analysis, business systems analysis and genera business management. Mr. Gupta graduated from the University of California, Berkeley in 1999 with a degree in Computer Science. He also earned a graduate degree in Business Administration from Pepperdine University in 2004. Mr. Gupta is currently in the process of obtaining his CFA designation and has passed the first of three exams needed to become a charter holder. Mr. Gupta is also a licensed realtor in the State of California.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

Effective on March 24, 2008, the prior President and sole director of the Company, Zuber Jamal ("Seller") entered into an agreement for sale and purchase of securities (the "Agreement") with Mr. Gupta ("Purchaser"). In accordance with the terms and provisions of the Agreement, Seller sold an aggregate of 2,742,000 shares of common stock held of record representing a 65.68% equity interest to Purchaser in a private transaction under Section 4 1/2 of the Securities Act of 1933, as amended, for aggregate consideration of $10,000. The source of funds used by Purchaser were personal funds.

As a result, there has been a change in control of the Company. As of the date of this Current Report, there are 4,175,000 shares of Common Stock issued and outstanding. Thus, the acquisition by Purchaser of the 2,742,000 shares of Common Stock represents an equity interest of 65.68% in the Company. Other than as disclosed above, there are no arrangements or understandings between Seller and Purchaser and their respective agents and associates with respect to election of directors or other matters.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

    Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION.

    Not applicable.

(c) SHELL COMPANY TRANSACTION.

    Not applicable.

(d) EXHIBITS.

    Agreement for Purchase and Sale of Securities dated March 24, 2008 between Zuber Jamal and Sandeep Gupta.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   NSM HOLDINGS INC.

DATE:  MARCH 26, 2008.                             /s/ SANDEEP GUPTA
                                                   ___________________
                                                   NAME: SANDEEP GUPTA
                                                   TITLE: PRESIDENT

On February __, 2008, Zuber Jamal resigned as the president and CEO of NSM Holdings, Inc.

Also, on February __, 2008, Sandeep Gupta consented to and was appointed as an additional director of NSM by the Board of Directors. Mr. Gupta was also appointed the president and CEO of NSM on February __, 2008, by the board of directors. Simultaneous to Mr. Gupta's appointment, Mr. Jamal resigned as a director and an officer of NSM, and as a result Mr. Gupta is currently the sole officer and director of NSM with one vacancy on the board of directors.

Sandeep Gupta (__ years old) has been NSM's sole director and officer since February 2008. For the past five years, Mr. Gupta has been a ________. Mr. Gupta received his undergraduate degree in Computer Science from the University of California, Berkley in 1999 and his graduate degree in business administration from Pepperdine University in 2004. Mr. Gupta is currently in the process of obtaining his CFA designation.

Mr. Gupta does not hold a directorship in any other reporting company

There is no family relationship among the directors or officers.

During the last two years, there has been no transaction or proposed transaction that NSM was or is a party to in which Mr. Gupta had or is to have a direct or indirect material interest.

ITEM 7.01.  REGULATION FD DISCLOSURE.

LIMITATION ON INCORPORATION BY REFERENCE: In accordance with general instruction
B.2 of Form 8-K, the information in this report is furnished under Item 9 and pursuant to Regulation FD, and will not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as will be expressly set forth by specific reference in such filing. This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, NSM Holdings, Inc. has caused this report to be signed on its behalf by the undersigned duly authorized person.


                                            NSM HOLDINGS, INC.



DATED:  February __, 2008                   By: /s/ SANDEEP GUPTA
                                                _____________________
                                                    SANDEEP GUPTA
                                                    PRESIDENT AND CEO